Exhibit 10.40

BOND PURCHASE AGREEMENT

$6,610,000

THE CITY OF SPRINGFIELD, OHIO

First Mortgage Revenue Bonds

(Eaglewood Property Holdings, LLC Project)

Series 2012A

and

$620,000

THE CITY OF SPRINGFIELD, OHIO

First Mortgage Revenue Bonds

(Eaglewood Property Holdings, LLC Project)

Taxable Series 2012B

April 10, 2012

The City of Springfield, Ohio

76 East High Street

Springfield, Ohio 45502

Attn: Mark Beckdahl, Director of Finance

Eaglewood Property Holdings, LLC

Two Buckhead Plaza

3050 Peachtree Road NW, Suite 355

Atlanta, Georgia 30305

Attn: Christopher F. Brogdon

Dear Ladies and Gentlemen:

The undersigned (the “Underwriter”) offers to enter into this Bond Purchase Agreement (this “Bond Purchase Agreement”) with The City of Springfield, Ohio (the “Issuer”), and Eaglewood Property Holdings, LLC, a Georgia limited liability company (the “Borrower”), which, upon acceptance of this offer by the Issuer and the Borrower, will be binding upon the Issuer, the Borrower and the Underwriter.  This offer is made subject to written acceptance hereof by the Issuer and the Borrower at or before 6:00 P.M., Eastern Time, on the date hereof, unless extended by agreement by the parties.

BACKGROUND AND INTRODUCTION.

Pursuant to a ordinance adopted by the Issuer on March 27, 2012 (the “Bond Ordinance”), and an Indenture of Trust, dated as of April 12, 2012 (the “Indenture”), between the Issuer and BOKF, NA, dba Bank of Oklahoma, as trustee (the “Trustee”), the Issuer expects to issue its: (i) $6,610,000 The City of Springfield, Ohio, First Mortgage Revenue Bonds (Eaglewood Property Holdings, LLC Project), Series 2012A (the “Series 2012A Bonds”); and (ii) $620,000 The City of Springfield, Ohio, First Mortgage Revenue Bonds (Eaglewood Property Holdings, LLC Project), Taxable Series 2012B (the “Series 2012B Bonds” and, together with the Series 2012A Bonds, the “Series 2012 Bonds”).  The Series 2012 Bonds will be issued, in book entry form only, on a pari passu basis.  Interest on the Series 2012A Bonds is expected to be excludable from the gross income of the holders thereof for federal income tax purposes.

The Issuer will, pursuant to a Loan Agreement, dated as of April 12, 2012 (the “Loan Agreement”), lend the proceeds from the sale of the Series 2012 Bonds to Eaglewood Property Holdings, LLC, a Georgia limited liability company (the “Borrower”), which will use such proceeds to undertake a project (the “Project”) consisting of: (i) re-financing the costs of its acquisition of an 80-unit assisted living facility, which is located in Springfield, Ohio (the “Facility”), which the Borrower leases to Eaglewood Village, LLC, an affiliated entity (the “Operator”), pursuant to a Facility Lease, dated December 29, 2011 (as amended by a First Amendment to Facility Lease, dated as of April 12, 2012, the “Lease”); (ii) making certain initial deposits into the funds and accounts established under the Indenture, including a debt service reserve fund for the Series 2012 Bonds; and (iii) paying certain costs of issuance of the Series 2012 Bonds.

The Borrower will be required to make all of its payment obligations under the Loan Agreement (the “Loan Payments”) directly to the Trustee in such amounts as will enable the Trustee to pay, when due, the principal of, premium, if any, and interest on, the Series 2012 Bonds and all other amounts, fees, penalties, premiums, adjustments, expenses, counsel fees and other payments due pursuant to the terms of the Indenture.  The source of funds available to the Borrower to make the Loan Payments will be the revenues generated by the operation of the Facility (the “Gross Revenues”).

The Series 2012 Bonds will be special obligations of the Issuer, payable solely from the revenues, receipts, funds or moneys pledged therefor pursuant to, and from any amounts otherwise available under, the Indenture, all of which (except the Rebate Fund) will be held by the Trustee for the equal and ratable benefit of all holders of the Series 2012 Bonds.

Pursuant to a Guaranty Agreement, dated as of April 12, 2012 (the “AdCare Guaranty Agreement”), AdCare Health Systems, Inc. (“AdCare”), the Borrower’s ultimate corporate parent, will guarantee the prompt payment and performance, as and when due, of the Loan Payments, and the Borrower’s other obligations under the Loan Agreement.

As security for its obligations under the Loan Agreement, the Borrower will, pursuant to an Open-End Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of April 12, 2012 (the “Security Agreement”): (i) grant the Trustee (subject to Permitted Encumbrances) a first lien on and security interest in all of the land, buildings and other improvements that constitute the Facility, and in and to the Lease Payments and all of the Borrower’s other personal property now or hereafter located in the Facility; and (ii) collaterally assign the Lease to the Trustee (the Lease and such other property being herein referred to collectively as the “Mortgaged Property”).

As security for its obligations in respect of the Series 2012 Bonds, the Issuer will, pursuant to the Indenture, assign and pledge to the Trustee, for the equal and ratable benefit of all holders of the Series 2012 Bonds, all of the Issuer’s right, title and interest in, to and under the Loan Agreement, the AdCare Guaranty Agreement, and the Security Agreement (except for the “Reserved Rights” of the Issuer, such as the right to receive administrative fees, costs and expenses and certain notices, the right to give certain consents, and its rights to indemnification and to enforce public purpose covenants).

The exclusion of interest on the Series 2012A Bonds, from the gross income of the recipients thereof for federal income tax purposes, is based upon the Facility’s providing “residential rental property” as such term is defined in Section 142(d) of the Internal Revenue Code of 1986, as amended (the “Code”).  Certain conditions must be satisfied, and must continue to be satisfied, in order for such exclusion of interest to be effective.  Accordingly, the Borrower will enter into a Land Use Restriction Agreement, dated as of April 12, 2012 (the “Land Use Agreement”), in which the Borrower will covenant that it will cause the Facility to comply with the requirements of Section 142(d) of the Code, and that it will not knowingly take or permit any action to be taken that would adversely affect the exemption of interest on the Series 2012A Bonds from federal income taxation.

The Series 2012 Bonds will be limited obligations of the Issuer, payable solely from the revenues, receipts, funds or moneys pledged therefor, and from any amounts otherwise available under the Indenture for the payment thereof, including those derived under the Loan Agreement and the Security Agreement, and those on deposit in all funds and accounts held under the Indenture (except the Rebate Fund), all of which will be held by the Trustee for the equal and ratable benefit of all holders of the Series 2012 Bonds.  (The Indenture, the Loan Agreement, the Security Agreement, the Land Use Agreement, and the other documents delivered by or on behalf of the Issuer or the Borrower pursuant to the provisions of any of the Indenture, the Loan Agreement, or the Security Agreement are hereinafter sometimes referred to collectively as the “Transaction Documents”.)

Pursuant to a Continuing Disclosure Undertaking (the “Disclosure Agreement”), the Borrower and the Operator will each agree to provide certain financial information and operating data relating to it, annually, and to provide notices of the occurrence of certain enumerated events.

SECTION 1.   PURCHASE AND SALE OF THE SERIES 2012 BONDS

Based upon the terms and conditions and upon the representations herein set forth, the Underwriter hereby agrees to purchase from the Issuer, and the Issuer hereby agrees to sell and deliver to the Underwriter, for further sale by the Underwriter, on a best-efforts basis, all (but not less than all) of the $7,230,000 aggregate principal amount of the Series 2012 Bonds, which will have such maturities and bear interest at such rates as are set forth in Exhibit A attached hereto, for an aggregate purchase price of $6,974,133.00 ($7,230,000.00 for the Series 2012 Bonds, less (a) original issue discount of $114,882.00 and (b) an underwriter discount of $140,985.00 The Borrower has also agreed to pay an Underwriting and Marketing Fee to the Underwriter for services related to the offer and sale of the Series 2012 Bonds in the amount of $292,815.00.

The Underwriter agrees to sell the Series 2012 Bonds at no more than the initial offering prices or yields set forth in the Official Statement (as defined in Section 3 hereof).  The Underwriter reserves the right to change the initial sale prices or yields as the Underwriter shall deem necessary in connection with the sale of the Series 2012 Bonds and to offer and sell the Series 2012 Bonds to or with certain dealers (including dealers depositing the Series 2012 Bonds into unit investment trusts) and others at prices lower than the initial offering prices or yields set forth in the Official Statement.  The Underwriter also reserves the right (i) to over-allot or effect transactions that stabilize or maintain the market price of the Series 2012 Bonds at a level above that which might otherwise prevail in the open market, and (ii) to discontinue such stabilizing, if commenced, at any time.

SECTION 2.  DELIVERY OF THE SERIES 2012 BONDS AND CLOSING

At 10:00 a.m. (Eastern Time) on April 12, 2012, or at such other time or on such earlier or later date as to which we may mutually agree (the “Closing Date”), the Issuer will cause to be delivered to the Underwriter, at the offices of The Depository Trust Company, in New York, New York, or such other place as to which we may mutually agree, the Series 2012 Bonds in definitive or typewritten form (all the Series 2012 Bonds to be in fully registered form and in such authorized denominations, and shall be registered in such names, as the Underwriter may request at least three (3) business days prior to the Closing Date, duly executed and authenticated, and there will be delivered to the Underwriter at such offices, or to such other place as to which we may mutually agree, the other documents hereinafter mentioned.  It is anticipated that CUSIP identification numbers will be printed on the Series 2012 Bonds, but neither the failure to print such numbers on any Series 2012 Bond nor any error with respect thereto shall constitute cause for a failure or refusal by the Underwriter to accept delivery of the Series 2012 Bonds in accordance with the terms of this Bond Purchase Agreement.  On the Closing Date, the Underwriter will accept delivery of the Series 2012 Bonds and pay the purchase price of the Series 2012 Bonds to the Issuer in federal or other immediately available funds by wire or check.

SECTION 3.  OFFICIAL STATEMENT

(a)           Delivery and Use; 15c2-12 Representations.  The Borrower shall deliver or cause to be delivered to the Underwriter, at the sole expense of the Borrower, and promptly after the acceptance by the Issuer and the Borrower of this Bond Purchase Agreement (but in no event later than the date of the Closing), such number of copies of the Official Statement, which shall be dated the date of the Closing (the “Official Statement”), relating to the Series 2012 Bonds, as the Underwriter may reasonably request.  The Borrower shall also deliver to the Underwriter, at the sole expense of the Borrower, no later than seven (7) business days after the date of this Bond Purchase Agreement (or within such shorter period as may be required by the Underwriter in order to comply with the provisions of Rule 15c2-12 and other applicable security laws, rules and regulations), additional copies of the Official Statement in final form (including all documents incorporated by reference therein) and any amendment or supplement thereto, in such quantities as the Underwriter may reasonably request in order to comply with the obligations of the Underwriter pursuant to the rules of the Municipal Securities Rulemaking Board (the “MSRB”) and Rule 15c2-12.  The Issuer agrees to notify the Underwriter of any material changes that become known to the Issuer that relate to the Issuer and which might affect the accuracy and completeness of the Official Statement, and the Borrower agrees to notify the Underwriter of any material changes that become known to the Borrower and which might affect the accuracy and completeness of the Official Statement, in either case for a period of ninety (90) days after the date on which the Official Statement has been filed with the MSRB’s Electronic Municipal Market Access system (“EMMA”).

Promptly upon its receipt of the Official Statement, the Underwriter shall file the Official Statement, and any amendment and supplement thereto, with EMMA, and shall pay any fees required in connection therewith.  The Underwriter agrees to send to the MSRB or its designee, within the time required under Rule G-32 and all applicable rules of the MSRB the necessary copies of the Official Statement.

By its acceptance of this Bond Purchase Agreement, the Issuer and the Borrower, to the extent each is a party thereto, authorize the use, in connection with the sale of the Series 2012 Bonds, of copies of the Official Statement and the Transaction Documents.  The Issuer and the Borrower acknowledge and ratify the distribution by the Underwriter of the Official Statement in connection with the sale of the Series 2012 Bonds, and the Issuer and the Borrower hereby deem the Official Statement final.

SECTION 4.  REPRESENTATIONS AND AGREEMENTS OF THE UNDERWRITER

The Underwriter represents to and agrees with the Issuer and the Borrower that, as of the date hereof:

(a) The Underwriter is a Florida corporation duly organized, validly existing and in good standing under the laws of its state of organization, having all requisite power and authority to carry on its business as now constituted.

(b) The Underwriter has received all information with respect to the Issuer, the Borrower, the Project, and the Facility that it has requested from the Issuer and the Borrower in order to purchase the Series 2012 Bonds.

(c) The documents relating to the sale of the Series 2012 Bonds have been reviewed by the Underwriter and contain terms acceptable to, and agreed to by, the Underwriter.

(d) The Underwriter has the requisite authority to enter into this Bond Purchase Agreement.  This Bond Purchase Agreement has been duly executed and delivered by the Underwriter and, assuming the due authorization, execution and delivery by the other parties hereto, is the binding and valid obligation of the Underwriter, enforceable in accordance with its terms, except that the enforceability hereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors’ rights or remedies generally.

(e) The Underwriter has not entered into any undisclosed financial or business relationships, arrangements or practices required to be disclosed in the Official Statement pursuant to Securities and Exchange Commission Rule Nos. 33-7049 and 34-33741, FR-42, File No. S7-4-94 (March 9, 1994), or required to be disclosed in the Official Statement pursuant to the MSRB rules.

(f) The Underwriter will offer the Series 2012 Bonds only pursuant to the Official Statement and will not make any statements in connection with the offering and sale of the Series 2012 Bonds that are inconsistent with the information contained in the Official Statement.

(g) The Underwriter will comply with all registration and qualification requirements, which are applicable to the Underwriter and its offering of the Series 2012 Bonds, under any securities or “blue sky” laws of any jurisdiction.

(h) The Underwriter will not make any untrue or misleading statement in connection with the offering and sale of the Series 2012 Bonds, and will ensure that all information contained in the Official Statement under the caption “UNDERWRITING” is true and correct in all material respects and does not omit any statement necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

(i) The Underwriter will perform its responsibilities as underwriter for the Series 2012 Bonds under applicable federal and state securities laws, including, without limitation, its obligation to review the Official Statement and to make such investigation as may be appropriate in order to have a reasonable basis for concluding that the Official Statement does not contain any untrue statement of a material fact and does not omit any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

SECTION 5.  REPRESENTATIONS AND AGREEMENTS OF THE ISSUER

The Issuer represents to and agrees with the Underwriter that, as of the date hereof and the date of the Closing:

(a)           Official Statement.  The statements and information in the Official Statement under the headings “SUMMARY STATEMENT — The Issuer”, “THE ISSUER” and “LITIGATION — The Issuer” are, and such statements and information in the Preliminary Official Statement, dated March 29, 2012 (the “Preliminary Official Statement”), as of its date were, true, correct and complete in all material respects, and such information and statements in the Official Statement do not, and such information and statements in the Preliminary Official Statement as of its date did not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such statements and information, in light of the circumstances under which they are, or were made, not misleading.

(b)           Existence.  The City of Springfield, Ohio (the “Issuer”), is a municipal corporation, duly organized and existing under, and by virtue of, the Constitution and laws of the State of Ohio and its City Charter.  Pursuant to Section 133.51 of the Ohio Revised Code, and Article VIII, Section 16, of the Ohio Constitution (together, the “Act”), and an ordinance passed by the Issuer, the Issuer has the power to issue revenue bonds, such as the Series 2012 Bonds, for the purpose, among others, of financing the acquisition and rehabilitation of assisted living facilities.

(c)           Authority.  The Issuer has the requisite power and authority (i) to take all actions set forth in the Act, (ii) to adopt the Bond Ordinance and enter into the Indenture, the Loan Agreement and this Bond Purchase Agreement, (iii) to issue and execute the Series 2012 Bonds as provided in the Indenture, and to execute and deliver the Indenture, the Loan Agreement, and this Bond Purchase Agreement, and (iv) to enter into and consummate all other transactions contemplated on the Issuer’s part by the Series 2012 Bonds, the Indenture, the Loan Agreement, this Bond Purchase Agreement and the Official Statement.

(d)           Adoption of Bond Ordinance, Etc.  On March 27, 2012, the Commission of the Issuer authorized the issuance of the Series 2012 Bonds pursuant to an ordinance, after determining that the Project was a proper purpose for its issuance of bonds under the Act. The Bond Ordinance and the respective forms of the Indenture, the Series 2012 Bonds, the Loan Agreement and this Bond Purchase Agreement were adopted or approved, as the case may be, at a duly convened meeting of the Issuer, with respect to which all legally required notices were duly given to all members of the Issuer, and at which meetings quorums were present and acting at the time of the adoption or approval, as the case may be, thereof, and the Bond Ordinance remains in full force and effect as of the date hereof.

(e)           Due Execution and Delivery of Documents.  This Bond Purchase Agreement has been duly executed and delivered by the Issuer and, when executed and delivered by the other parties hereto, will be, and the Loan Agreement, and the Indenture, when executed and delivered by the Issuer and the other parties thereto, will be, legal, valid and binding agreements of the Issuer, enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally and to the availability of equitable relief and, in the case of this Bond Purchase Agreement, applicable securities laws.

(f)            No Conflicts.  The acceptance, execution and delivery of this Bond Purchase Agreement, the adoption of the Bond Ordinance, the execution and delivery of the Series 2012 Bonds, the Indenture, and the Loan Agreement, and the compliance with the provisions hereof and thereof, do not and will not violate or conflict with any resolution adopted by the Issuer’s City Commissioners and, to the knowledge of the Issuer, do not and will not conflict with or violate, or result in or constitute a breach of or default under, any indenture, mortgage, deed of trust, guaranty, loan, agreement or other instrument to which the Issuer is a party or by which the Issuer or any of its property is bound, which would have a materially adverse effect on the transactions contemplated by this Bond Purchase Agreement, or, to the knowledge of the Issuer, conflict with or violate any provision of any law, administrative rule or regulation, or any judgment, order or decree to which the Issuer or any of its property is subject.

(g)           Limited Obligations.  The Series 2012 Bonds will be limited obligations of the Issuer, payable solely from the revenues, receipts, funds or moneys pledged therefor, and from any amounts otherwise available under the Indenture for the payment thereof, including those derived under the Loan Agreement, and the Security Agreement, and those on deposit in all funds and accounts held under the Indenture (except the Rebate Fund), all of which will be held by the Trustee for the equal and ratable benefit of all holders of the Series 2012 Bonds.  The Series 2012 Bonds will not be in any way a debt, liability or obligation, legal, moral or otherwise, of the Issuer, the State of Ohio, The City of Springfield, or any other political subdivision of the State of Ohio.  Neither the general credit of the Issuer nor the general credit or taxing power of the State of Ohio, The City of Springfield, or any other political subdivision of the State of Ohio will be pledged to the payment of the principal of the Series 2012 Bonds or the interest or any premium thereon or other costs incidental thereto.

(h)           Defaults.  The Issuer, to the best of its knowledge, has never defaulted and is not now in default with respect to, any bonds, notes or other obligations which it has issued, except any of the foregoing that were issued in a “conduit” financing in which neither the general credit of the Issuer nor the general credit nor taxing power of the State of Ohio or any political subdivision of the State of Ohio was pledged to the payment thereof.

(i)            Qualification of Bonds Under Blue Sky Laws.  The Issuer will furnish and will continue to furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request from time to time to qualify and to continue to qualify the Series 2012 Bonds for offering and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions of the United States as the Underwriter may designate and to determine the eligibility of the Series 2012 Bonds for investment under the laws of such states and other jurisdictions.  Provided, however, that (i) the Issuer will not be required to execute a special or general consent to service of process or qualify as a foreign corporation in connection with any such qualification in any jurisdiction, and (ii) the Issuer shall not be obligated to pay any expenses or costs (including, without limitation, legal fees) incurred in connection with such qualification.

It is specifically understood and agreed that the Issuer makes no representation as to the financial position or business condition of the Borrower and does not represent or warrant as to the correctness, completeness or accuracy of any of the statements, information (financial or otherwise), representations or certifications furnished or to be made and furnished by the Borrower in connection with the execution and delivery of the Loan Agreement or the consummation of the transactions contemplated thereunder or in connection with the sale of the Series 2012 Bonds.

SECTION 6.  REPRESENTATIONS, WARRANTIES, COVENANTS OF THE BORROWER

The Borrower represents to and agrees with the Underwriter that:

(a)           Corporate Status.  The Borrower is, and will continue to be, a limited liability company, duly organized, validly existing, in good standing under the laws of the State of Georgia, with full power to own its properties and conduct its business in the State of Ohio, as described in the Official Statement.

(b)           Official Statement.  As of the date of acceptance hereof by the Borrower, the statements and information in the Official Statement under the headings  “SUMMARY STATEMENT”, “THE BORROWER”, “THE OPERATOR”, “ADCARE”, “THE FACILITY”, “PLAN OF FINANCING”, “SOURCES OF PAYMENT AND SECURITY FOR THE SERIES 2012 BONDS”, “FINANCIAL COVENANTS”, “FORECASTED DEBT SERVICE COVERAGE”, “CERTAIN RISKS OF INVESTMENT” and “LITIGATION” (as it relates to the Borrower), and the information and forecasts set forth in APPENDIX B are true, correct and complete in all material respects, and such information and statements in the Official Statement do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such statements and information, in light of the circumstances under which they are or were made, not misleading.

(c)           Litigation.  Other than any items disclosed in the Official Statement, there is no claim, action, temporary restraining order, injunction, suit, proceedings, inquiry or investigation, at law or in equity, before or by any judicial or administrative court, governmental agency, public board or body, pending or, to the best of the Borrower’s knowledge, threatened against or affecting, or involving the Borrower or its properties or businesses, or any securities of, the Borrower nor, to the best of the Borrower’s knowledge, is there any basis therefor, (i) contesting the existence, status or powers of the Borrower, or (ii) seeking to prohibit, restrain or enjoin the sale of the Series 2012 Bonds or the use of the Official Statement, or (iii) challenging the validity or enforceability of any of the Transaction Documents to which the Borrower is a party, the Disclosure Agreement or this Bond Purchase Agreement or any other document required by the terms of any thereof to be executed and delivered by the Borrower (collectively, the “Borrower’s Transaction Documents”), or contesting the power and authority of the Borrower to execute and deliver or to consummate the transactions contemplated on the Borrower’s part by the Borrower’s Transaction Documents or the Official Statement, or (iv) wherein an unfavorable decision, ruling or finding would adversely affect the financial condition or the operation of the Borrower or the transactions contemplated on the Borrower’s part by the Borrower’s Transaction Documents or the Official Statement.

(d)           Authority.  The Borrower has full power and authority to execute and deliver, and to perform its obligations under, the Borrower’s Transaction Documents, and to enter into and carry out the transactions contemplated on the Borrower’s part by such documents and by the Official Statement.

(e)           Due Authorization.  The Borrower by proper action has duly authorized (A) the execution and delivery of, and the due performance of its obligations under the Borrower’s Transaction Documents, and (B) the taking of any and all actions as may be required on the part of the Borrower to carry out, give effect to and consummate the transactions contemplated by the Borrower’s Transaction Documents and by the Official Statement.  The Borrower will take all actions necessary or appropriate to consummate the transactions contemplated on the Borrower’s part by the aforesaid documents.

(f)            Due Execution and Delivery of Documents.  This Bond Purchase Agreement has been duly executed and delivered by the Borrower and is, and when executed and delivered by the other parties thereto, if any, the Borrower’s Transaction Documents, will be, legal, valid and binding agreements of the Borrower enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally and to the availability of equitable relief and, in the case of this Bond Purchase Agreement, applicable securities laws.  At or prior to the date of Closing, the Borrower’s Transaction Documents shall have been duly authorized, executed and delivered by the Borrower.

(g)           No Conflicts.  The acceptance, execution and delivery of this Bond Purchase Agreement, the approval of the Borrower’s Transaction Documents, and the compliance with the provisions hereof and thereof, do not and will not conflict with or violate, or result in or constitute a breach of or default under the Borrower’s operating agreement or under any indenture, mortgage, deed of trust, guaranty, loan agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound, which would have a materially adverse affect on the transactions contemplated by this Bond Purchase Agreement or conflict with or violate any provision of any law, administrative rule or regulation, or, to the best of the Borrower’s knowledge, any judgment, order or decree to which the Borrower or any of its property is subject.

(h)           Qualification of Bonds Under Blue Sky Laws.  The Borrower will furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request to qualify the Series 2012 Bonds for offering and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions of the United States as the Underwriter may designate and to determine the eligibility of the Series 2012 Bonds for investment under the laws of such states and other jurisdictions, and will use its best efforts to continue such qualifications in effect so long as required for the distribution of the Series 2012 Bonds; provided, however, that the Borrower will not be required to execute a special or general consent to service of process or qualify as a foreign company in connection with any such qualification in any jurisdiction.

(i)            Governmental Filings.  The Borrower has made all filings with, and has obtained all approvals and consents from, all federal, state and local regulatory agencies having jurisdiction to the extent, if any, required by any provision of law or regulation applicable to the Borrower to be made or to be obtained in connection with the execution and delivery of the Borrower’s Transaction Documents, the performance of the Borrower’s obligations thereunder or hereunder and the consummation of the transactions contemplated on the Borrower’s part thereby or hereby and by the Official Statement.

(j)            Governmental Approvals.  No approval, permit, consent, authorization or order of any court or any governmental or public agency, authority or person not already obtained or effected (other than any approvals that may be required under the Blue Sky laws of any jurisdiction) is required with respect to the Borrower in connection with the performance by the Borrower of its obligations under the Borrower’s Transaction Documents.

(k)           Certificates and Representations.  Any certificate signed by an authorized representative of the Borrower delivered to the Underwriter at the Closing shall be deemed a representation and warranty by the Borrower to such parties as to the statements made therein.  The Borrower covenants that between the date hereof and the Closing it will not take any action that will cause the representations and warranties made herein to be untrue as of the Closing.

SECTION 7.  INDEMNIFICATION

(a)           Scope of Indemnification by the Borrower.  The Borrower hereby agrees to indemnify, protect, defend and hold harmless the Issuer, each official, trustee, member, agent, servant, officer, city commissioner, employee and attorney of the Issuer and the Underwriter, each director, officer and employee thereof, and each person, if any, who controls the Underwriter or the Issuer within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (an “Indemnified Party”), against all losses, claims, damages, liabilities or expenses, whether joint or several, to which any such Indemnified Party may become subject, under any statute or regulation at law or in equity or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact set forth in the Official Statement, or any amendment or supplement thereof, or the Preliminary Official Statement, or arise out of or are based upon (i) the omission or alleged omission to state therein a material fact required to be stated therein or which is necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading in any material respect, and will reimburse any legal or other expenses reasonably incurred by any such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.   Provided, however, that such indemnity shall not inure to the benefit of the Issuer, or any person controlling the Issuer, as aforesaid, in respect of any written material furnished by the Issuer for use in the sections of the Preliminary Official Statement and Official Statement captioned “SUMMARY STATEMENT — The Issuer”, “THE ISSUER” and “LITIGATION — The Issuer”, or (ii) any act, failure to act, or misrepresentation by any person in connection with the issuance, sale, or delivery of the Series 2012 Bonds.  And provided further, that such indemnity shall not extend to any Indemnified Party if the loss, claim, damage or liability is caused by the gross negligence or willful misconduct of the Indemnified Party.  This indemnity agreement shall not be construed as a limitation on any other liability that the Borrower may otherwise have to any Indemnified Party, provided that in no event shall the Borrower be obligated for double indemnification.

(b)           Procedure.  An Indemnified Party shall, promptly after the receipt of notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Borrower notify the Borrower in writing of the commencement thereof.  Failure of the Indemnified Party to give such notice will reduce the liability of the Borrower by the amount of damages attributable to the failure of the Indemnified Party to give such notice to the Borrower, but the omission to notify the Borrower of any such action shall not relieve the Borrower from any liability that it may have to such Indemnified Party otherwise than under this section.  In case any such action shall be brought against an Indemnified Party and such Indemnified Party shall notify the Borrower of the commencement thereof, the Borrower may, or if so requested by such Indemnified Party shall, participate therein or assume the defense thereof, with counsel satisfactory to such Indemnified Party (it being understood that, except as hereinafter provided, the Borrower shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties in such action), and after notice from the Borrower to such Indemnified Party of an election so to assume the defense thereof, the Borrower will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that unless and until the Borrower assumes the defense of any such action at the request of such Indemnified Party, the Indemnified Party shall have the right to participate at its own expense in the defense of any such action.  If the Borrower shall not have employed counsel to take charge of the defense of any such action, or if an Indemnified Party shall have reasonably concluded that there may be defenses available to it or other Indemnified Parties that are different from or additional to those available to the Borrower (in which cases the Borrower shall not have the right to direct the defense of such action on behalf of such Indemnified Party) or to other Indemnified Parties, legal and other expenses, including the expenses of separate counsel incurred by such Indemnified Party shall be borne by the Borrower.

(c)           Underwriter’s Agreement.  The Underwriter agrees, at its expense, to indemnify, promptly defend (by counsel reasonably satisfactory to the Issuer) and hold harmless the Issuer, the Issuer’s city commissioners, officers, employees and each person, if any, who has the power, directly or indirectly, to direct or cause the direction of the management and policies of the Issuer, from and against any and all losses, claims, damages, demands, liabilities, costs or expenses, including reasonable attorneys’ fees and expenses, if such losses, claims, damages, demands, liabilities, costs or expenses arise out of, or are materially increased by, or would not exist but for, a breach by the Underwriter of its duties under, or failure to abide by any of its covenants in, this Bond Purchase Agreement.

SECTION 8.  CONDITIONS OF UNDERWRITER’S OBLIGATIONS

The Underwriter has entered into this Bond Purchase Agreement in reliance upon the representations and agreements of the Issuer and the Borrower herein and the performance by the Issuer and the Borrower of their respective obligations hereunder, both as of the date hereof and as of the Closing Date.  The Underwriter’s obligations under this Bond Purchase Agreement are and shall be subject to the following further conditions:

(a) Conditions at or Prior to Closing.  Receipt by the Underwriter of the following documents at or prior to the Closing:

(i) The opinion of Sell & Melton, L.L.P., Bond Counsel, dated the date of Closing, with respect to the matters, and substantially to the effect, as set forth in Exhibit B, attached hereto and made a part hereof;

(ii) The opinion of Holt, Ney, Zatcoff & Wasserman, LLP, counsel for the Borrower, dated the date of Closing, in form and substance satisfactory to the Underwriter;

(iii) The opinion of Squire, Sanders (US) L.L.P., counsel to the Issuer, dated the date of Closing, addressed to the Issuer, Bond Counsel, the Underwriter and the Trustee in form and substance acceptable to the Underwriter;

(iv) The opinion of John T. Lynch, Jr., as counsel to and solely for the benefit of the Underwriter dated the date of Closing and addressed to the Underwriter, in form and substance acceptable to the Underwriter;

(v) A certificate, dated the Closing Date, signed by an authorized official of the Issuer,

and satisfactory to the Underwriter, to the effect that (A) each of the representations and warranties of the Issuer contained in this Bond Purchase Agreement, the Indenture and the Loan Agreement is true, accurate and complete on the Closing Date as if made on and as of the Closing Date, and (B) each of the agreements of the Issuer to be complied with and each of the obligations of the Issuer to be performed hereunder and under the Bond Ordinance, the Indenture and the Loan Agreement on or prior to the Closing Date have been complied with and performed;

(vi) A certificate of the Borrower, dated the Closing Date, signed by an authorized officer of the Borrower, and satisfactory to the Underwriter, to the effect that (A) each of the representations and warranties of the Borrower contained in this Bond Purchase Agreement is true, accurate and complete on the Closing Date as if made on and as of the Closing Date, (B) each of the agreements of the Borrower to be complied with and each of the obligations to be performed by the Borrower hereunder and under the Borrower’s Transaction Documents on or prior to the Closing Date have been complied with and performed, and (C) as of the Closing Date, there has been no material adverse change in the status, business, condition or prospects (financial or otherwise) of the Borrower;

(vii) A copy, certified by a duly authorized officer of the Borrower to be correct, complete and as in effect on the date of Closing, of each of the Borrower’s organizational documents, operating agreement, and resolution authorizing the transactions contemplated hereby;

(viii) A copy, certified by a duly authorized officer of the Issuer, of the Bond Ordinance, and an executed counterpart of each of the Indenture and the Loan Agreement, each of which documents, including the Bond Ordinance, shall be in full force and effect;

(ix) A certificate, dated the date of the Closing, which shall be true and correct as of such date, signed by an authorized officer of the Trustee, in form and substance satisfactory to counsel for the Underwriter, to the effect that (A) the duties and obligations under the Indenture of the Trustee, as trustee, registrar and paying agent for the Series 2012 Bonds, have been duly accepted by the Trustee, (B) the acceptance by the Trustee of its duties and obligations under the Indenture, and compliance with the provisions thereof will not conflict with or constitute a breach of or default under any law, administrative regulation, consent decree or any agreement or other instrument to which it is subject, and (C) all approval, consents and orders of any governmental authority or agency having jurisdiction in the matter which would constitute a condition precedent to the performance by the Trustee of its obligations under the Indenture have been obtained and are in full force and effect;

(x) A mortgagee’s title insurance policy insuring the lien of the Trustee, as mortgagee under the Security Agreement, in the amount of $7,230,000, with only such exceptions as shall be Permitted Encumbrances (as defined in the Loan Agreement); and

(xi) Duly executed copies of the Guaranty Agreement, the Borrower’s Transaction Documents, the Land Use Agreement, and the Disclosure Agreement, and such additional certificates (including, by way of example, appropriate “no litigation” certificates and “arbitrage” certificates), opinions of counsel, appraisals, surveys, environmental assessments, instruments or other documents as the Underwriter may reasonably request.

(b)           Failure to Satisfy Conditions.  If there shall be a failure to satisfy any of the conditions to the Underwriter’s obligations contained in this Bond Purchase Agreement, or if the Underwriter’s obligations shall be terminated for any reason permitted by this Bond Purchase Agreement, this Bond

Purchase Agreement shall terminate and none of the Underwriter, the Issuer or the Borrower shall have any further obligation hereunder, except as provided in Section 10 hereof.

SECTION 9.  TERMINATION

The Underwriter shall have the right to terminate this Bond Purchase Agreement by notifying the Issuer and the Borrower of its election to do so, if at the time of such notification, between the date hereof and the Closing Date, (i) legislation shall be enacted by the Congress of the United States or adopted by either House thereof or a decision by a court of the United States or the Tax Court of the United States shall be rendered or a ruling regulation or official statement by or on behalf of the Treasury Department of the United States, the Internal Revenue Service or other governmental agency shall be made, with respect to the federal taxation of revenues or other income of the general character expected to be derived under the Indenture by the Issuer or of interest received on securities of the general character of the Series 2012 Bonds, which would have the effect of changing, directly or indirectly, the federal income tax consequences of receipt of interest on securities of the general character of the Series 2012 Bonds in the hands of the holders thereof, and which in the reasonable opinion of the Underwriter would materially adversely affect the  marketability of the Series 2012 Bonds; (ii) there shall have occurred any new outbreak of hostilities or other unforeseen national or international calamity or crisis, the effect of such new outbreak, calamity or crisis on the financial markets of the United States being such in the reasonable judgment of the Underwriter as to materially adversely affect the marketability of the Series 2012 Bonds; (iii) there shall be in force a general suspension of trading on the New York Stock Exchange or minimum or maximum prices for trading shall have been fixed and be in force or maximum ranges for prices for securities shall have been required and be in force on the New York Stock Exchange, whether by virtue of a determination by that Exchange or by order of the Securities and Exchange Commission or any other governmental authority having jurisdiction; (iv) a general banking moratorium shall have been established by federal or Ohio authorities; (v) any event, not caused by the Underwriter, shall have occurred or shall exist which, in the reasonable opinion of the Underwriter, makes untrue or incorrect, as of such time, in any material respect, any material statement or information contained in the Official Statement or makes the Official Statement inadequate by reason of the omission of information which should be reflected therein in order to make the statements and information contained therein not misleading as of such time; (vi) a stop order, ruling, regulation or official statement by or on behalf of the Securities and Exchange Commission shall be issued or made to the effect that the issuance, offering or sale of the Series 2012 Bonds, or of obligations of the general character of the Series 2012 Bonds as contemplated hereby, is in violation of any provision of the 1933 Act, the Securities Exchange Act of 1934, as amended, or the Trust Indenture Act of 1939, as amended; or (vii) the Underwriter’s due diligence examination in respect of the issuance of the Series 2012 Bonds shall have revealed any fact or circumstance that, in the reasonable judgment of the Underwriter, would materially and adversely affect the marketability of the Series 2012 Bonds.

SECTION 10.  PAYMENT OF EXPENSES

(a)           Payment by the Borrower.  Except as provided in Paragraph (b) below, the Borrower shall pay all expenses incident to the sale of the Series 2012 Bonds, including but without limitation, (i) the cost of the preparation (including printing, duplicating and distribution) of this Bond Purchase Agreement, the Transaction Documents, the Disclosure Agreement, the Preliminary Official Statement, the Official Statement and any amendment or supplement thereto, (ii) the cost of the preparation, printing, execution, authentication and delivery of the Series 2012 Bonds, (iii) the cost of preparation of any Blue Sky Surveys, (iv) the CUSIP Service Bureau service charge for the assignment of CUSIP numbers for the Series 2012

Bonds and the Municipal Securities Rulemaking Board fee, and (v) the fees of the Underwriter, Bond Counsel, Underwriter’s Counsel, the Borrower’s Counsel, the Issuer’s Counsel, and any other counsel, experts or consultants retained by the Borrower, the Trustee or the Underwriter.

(b)           Payment by Underwriter.  Except as provided in the foregoing Paragraph (a), the Underwriter shall pay the cost of all regulatory expenses incurred by the Underwriter in connection with its and distribution of the Series 2012 Bonds.

SECTION 11.  NOTICES

Any notices or other communication to be given under this Bond Purchase Agreement may be given by delivering the same in writing as follows:

As to the Issuer:	The City of Springfield, Ohio
76 East High Street
Springfield, Ohio 45502

Attn: Mark Beckdahl, Director of Finance

As to the Borrower:	Eaglewood Property Holdings, LLC
Two Buckhead Plaza
3050 Peachtree Road NW, Suite 355
Atlanta, Georgia 30305

Attn: Christopher F. Brogdon, Manager

As to the Underwriter:	Lawson Financial Corporation
3352 E. Camelback Road
Phoenix, Arizona 85018

Attention: Robert W. Lawson, President

or to such different address written notice of which is given to each of the other parties hereto.

SECTION 12.    PARTIES IN INTEREST AND SURVIVAL OF REPRESENTATIONS

(a)           Parties in Interest.  This Bond Purchase Agreement is made solely for the benefit of the Issuer, the Borrower and the Underwriter (including their respective successors or assigns), and no other person, partnership, association or corporation shall acquire or have any right hereunder or by virtue hereof.

(b)           Survival of Representations.  All representations and agreements of the Issuer and the Borrower in this Bond Purchase Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter and all representations and agreements of the Issuer, the Borrower and the Underwriter shall survive the delivery of and payment for the Series 2012 Bonds.

SECTION 13.  MISCELLANEOUS

(a)           Headings.  The headings of the Sections and Paragraphs of this Bond Purchase Agreement are inserted for convenience only and shall not be deemed to be a part hereof.

(b)           Governing Law.  This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

(c)           Counterparts.  This Bond Purchase Agreement may be executed, accepted and approved in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute and accept or approve this Bond Purchase Agreement by signing any such counterpart.

If you agree with the foregoing, please sign the enclosed counterpart of this Bond Purchase Agreement and return it to the Underwriter.  This Bond Purchase Agreement shall become a binding agreement by and among the Issuer, the Borrower and the Underwriter when at least one counterpart of this Bond Purchase Agreement shall have been signed by or on behalf of each of the parties hereto.

Very truly yours,

LAWSON FINANCIAL CORPORATION

By:	/s/ Robert W. Lawson
Robert W. Lawson
President

Accepted as of the date first
above written:

THE CITY OF SPRINGFIELD, OHIO

By:	/s/ [ILLEGIBLE]
Director of Finance

EAGLEWOOD PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon
Manager